(ICON)

Prudential
Utility
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995
(LOGO)

Prudential Utility Fund, Inc.
Performance At A Glance.

Utility prices surged in 1995, powered by falling long-term interest rates and industry-wide cost cutting. U.S. utility stocks fared particularly well. The Prudential Utility Fund participated in this rally and returned a robust
25.7% (Class A shares) last year. However, the Fund had a larger than average exposure to foreign utility stocks in a year when the U.S. market was dominant, causing its performance to moderately trail the average utility fund, according to Lipper Analytical Services, Inc.

Cumulative Total Returns1                                 As of 12/31/95
                             One       Five        Ten         Since
                             Year      Years      Years      Inception2
Class A                       25.7%     77.5%       N/A           77.3%
Class B                       24.8      70.9       224.8         758.3
Class C                       24.8      N/A         N/A           17.0
Lipper Utility Fund Avg3      27.3      77.3       178.6         520.6

Average Annual Total Returns1                              As of 12/31/95
                             One       Five        Ten         Since
                             Year      Years      Years      Inception2
Class A                      19.5%     11.0%       N/A            9.2%
Class B                      19.8      11.2        12.5          16.1
Class C                      23.8      N/A         N/A           11.8

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Prudential Mutual Fund Management and Lipper Analytical Services.

1 The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2 Inception dates: 1/22/90 Class A; 8/10/81 Class B; 8/1/94 Class C.

3 Lipper average returns are for 78 funds for one year, 21 funds for five years, seven funds for 10 years and four funds since inception of the Class B shares on 8/10/81.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, offer a fixed rate of return and fixed principal value.

Global Stock Funds will also fluctuate a great deal. However, investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

David A. Kiefer, Fund Manager                             (PICTURE)

Portfolio
Manager's Report

The Prudential Utility Fund invests in stocks of utility companies, primarily electric, natural gas, gas pipeline, telephone and telecommunications, water and cable companies, both in the U.S.
and abroad. Utility investments can be affected by government regulations, the price of fuel and environmental factors. Foreign investments are subject to additional risks, including social, political, economic and currency risks.

Strategy Session.
We positioned the Prudential Utility Fund in three specific areas where we saw long-term appreciation potential as well as the potential for strong current income. We liked natural gas stocks, because they represented the environmentally-friendly fuel of the future. We also saw opportunities in select electric utilities, because we thought their prices had fallen more than warranted by the specter of deregulation. Finally, we liked foreign utility stocks because we expected greater long-term appreciation potential.

-- Our natural gas holdings rose exceptionally well, as snow blanketed the east coast before the leaves had finished falling, prompting many homeowners to raise their thermostats. We believe this cold weather merely highlighted the positive story in the natural gas industry: long-term demand for natural gas is rising at 3% to 4% a year, while exploration has not been particularly aggressive. The result? While chilly homeowners paid more for gas heat, the stocks of companies that produce new supplies of natural gas as well as those that distribute it did well, and this should continue.

-- We liked select electric utilities. While talk of deregulation was popular a year ago, many states have learned that implementation would be quite complicated. As a result, electric utility companies now have more time to prepare for open competition for customers than previously thought. This could allow for modestly positive corporate earnings growth from these companies in 1996, particularly since they have already started to cut costs.

-- Foreign utility stocks looked good to us because demand for utilities in many countries is rising faster than in the United States. Unfortunately, in 1995, these stocks did not perform as well as we'd hoped. Still, they bounced back strongly in December after the worldwide interest rate cuts, reinforcing our positive analysis of these holdings.

Sector Breakdown.
Prudential Utility Fund
as of 12/31/95.
(PIE CHART)

Putting 1995
In Perspective.

The financial markets posted extraordinary returns in 1995. While investors celebrated this performance, few expect last year's returns to repeat in 1996. It is important to maintain realistic expectations about the future
-- differences in yearly returns highlight the importance of diversification and professional management. Please see page 2 for more information.

What Went Well.

Natural Gas Stocks Rose.
We have believed in the long-term potential of natural gas -- the clean burning fuel -- for some time. These stocks were undervalued for much of the last decade, and we expected them to appreciate. Helped by 1995's early onset of winter, they did. Here are some of our natural gas holdings and their 1995 performance:

-- Columbia            up 85%.
-- Williams Companies  up 78%.
-- Coastal             up 48%.
-- Panhandle Eastern   up 44%.

Some Electric Utilities.
For some time, we avoided U.S. electric utility stocks because we feared deregulation, which could bring competition and short-circuit earnings growth. But when it appeared that deregulation would proceed slower than expected, we stepped up our purchases of select electric utilities, increasing our holdings to 39% (worldwide) at year end. While we are still cautious about these stocks, we do believe that select electric utilities will surprise the market with higher than expected earnings in 1996.

And Not So Well.

Foreign Holdings
Disappoint.
We held 23% of net assets in foreign utilities for much of the year. Why? We expected much stronger economic growth in some overseas markets than in the U.S. and valuations in other markets were more attractive than their U.S. peers.

Unfortunately, our foreign utility stock holdings, while providing some income in 1995, did not perform or appreciate as well as our U.S. utility stocks. Because our foreign holdings were substantial, we missed opportunities to further increase our assets in U.S. electric utility and telephone stocks, which would have improved our performance.

We Wish We Had
Bought More Phones.

We bought telephone stocks fairly heavily last year -- but we should have bought more. Telephone stocks rose 42% worldwide in 1995, fueled in part by the general boom in technology stocks. At year-end, telephone stocks amounted to 20% (worldwide) of your Fund's total net assets.

Looking Ahead.

We expect several factors to work in our favor in 1996. First, U.S. interest rates will probably remain stable and may even continue to decline. At the same time, slower economic growth is likely. In this setting, we can expect the dividends of utility stocks to make them more attractive. Second, foreign interest rates may continue to fall in Canada and Europe, where local economies are slowing. The foreign markets have underperformed U.S. markets for two years now. We don't expect to see that again in 1996. Last, we expect continued strong performance from our natural gas stocks, as demand for this environmentally-friendly energy source rises.

We will be closely monitoring the economy and market conditions in 1996. Should they shift unexpectedly, we won't delay in making a mid-course correction.

Five Largest Equity
Holdings.

3.7%   Sonat
       Natural Gas

3.2%   Panhandle Eastern
       Natural Gas

3.2%  Coastal Companies
      Natural Gas

3.2%  Williams Companies
      Natural Gas

2.7%  Columbia Gas System
      Natural Gas

Expressed as a percentage of total net assets.

President's Letter                                    February 5, 1996
(PICTURE)

Dear Shareholder:
For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of December 31, 1995        PRUDENTIAL UTILITY FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
COMMON STOCKS--94.2%
------------------------------------------------------------
Communications--19.9%
1,500,000   AirTouch Communications, Inc.(a)     $    42,375,000
1,152,200   AT&T Corp.                                74,604,950
  469,800   BCE Inc.                                  16,208,100
  330,000   Frontier Corporation                       9,900,000
3,060,900   MCI Communications Corp.                  79,966,012
  375,000   Millicom International Cellular
               S.A. (Luxembourg)(a)                   11,437,500
1,700,000   NYNEX Corp.                               91,800,000
  398,000   Philippine Long Distance Telephone
               Co. (ADR) (The Philippines)            20,720,875
  693,700   Portugal Telecommunications, S.A.
               (ADR) (Portugal)(a)                    13,180,300
   79,100   PT Indonesian Satellite (ADR)
               (Indonesia)(a)                          2,887,150
2,019,200   Southern New England
               Telecommunications Corp.               80,263,200
1,419,300   Sprint Corp.                              56,594,587
19,500,000  Stet-Societa Finanziaria
               Telefonica, S.P.A. (Italy)             55,061,713
1,991,700   Tele Danmark (ADR) (Denmark)(a)           55,020,712
  573,400   Telebras (ADR) (Brazil)                   27,164,825
10,722,500  Telecom Italia, S.P.A. (Italy)(a)         17,844,059
2,474,000   Telefonica de Espana, S.A. (ADR)
               (Spain)                               103,598,750
1,561,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                               49,772,813
                                                 ---------------
                                                     808,400,546
------------------------------------------------------------
Electric Power--38.9%
1,558,927   AES Corp.(a)                              37,219,382
  809,000   Boston Edison Co.                         23,865,500
  512,900   California Energy Company, Inc.(a)        10,001,550
  981,300   Central Louisiana Electric
               Company, Inc.                          26,372,438
1,179,500   Central Maine Power Co.                   16,955,313
3,532,685   Cinergy Corporation                      108,188,478
3,058,000   CMS Energy Corporation                    91,357,750
  948,202   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)(a)         21,216,020
17,779,000  Consolidated Electric Power (Hong
               Kong)                             $    32,304,552
1,326,700   DPL, Inc.                                 32,835,825
  896,300   Eastern Utilities Associates              21,175,088
1,649,700   El Paso Electric Company(a)/(b)              560,898
1,247,700   Empresa Nacional de Electricidad
               S.A. (ADR) (Spain)                     71,430,825
2,820,702   Entergy Corporation                       82,505,533
  299,300   Evn Energie - Versorgung
               Niederoesterreich AG (Austria)         41,012,169
1,330,300   General Public Utilities
               Corporation                            45,230,200
  865,000   Huaneng Power International, Inc.
               (ADR) (China)(a)                       12,434,375
9,831,000   Iberdrola (Spain)                         89,662,791
3,269,100   Illinova Corp.                            98,073,000
2,050,600   KENETECH Corp.(a)                          3,332,225
6,000,000   National Power PLC (United
               Kingdom)(a)                            41,878,882
1,589,400   New York State Electric & Gas
               Corp.                                  41,125,725
  967,000   NIPSCO Industries, Inc.                   36,987,750
1,778,500   Northeast Utilities Co.                   43,350,938
  573,000   Oester Elektrizita (Austria)              34,354,489
2,000,000   Ohio Edison Co.                           47,000,000
  700,000   Pacific Gas & Electric Co.                19,862,500
2,578,600   Peco Energy Co.                           77,680,325
2,303,400   Pinnacle West Capital Corp.               66,222,750
2,057,000   Public Service Company of New
               Mexico(a)                              36,254,625
1,355,200   Public Service Enterprise Inc.            41,503,000
  910,000   Rochester Gas & Electric Corp.            20,588,750
1,098,100   Sithe Energies, Inc.(a)                    6,588,600
1,526,100   Texas Utilities Co.                       62,760,862
3,096,800   The Southern Company                      76,258,700
7,453,700   Tucson Electric Power Company(a)          24,224,525
1,180,500   Unicom Corp.                              38,661,375
                                                 ---------------
                                                   1,581,037,708
------------------------------------------------------------
Natural Gas--34.4%
  283,650   Bay State Gas Co.                          7,871,288
2,231,600   British Gas PLC (ADR) (United
               Kingdom)                               87,311,350
  450,000   Burlington Resources, Inc.                17,662,500
3,526,275   Coastal Corp.                            131,353,744

-------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of December 31, 1995        PRUDENTIAL UTILITY FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Natural Gas (cont'd.)
2,529,668   Columbia Gas System, Inc.(a)         $   110,859,386
  407,200   Consolidated Natural Gas Co.              18,476,700
  117,600   Eastern Enterprises, Inc.                  4,145,400
1,299,100   El Paso Natural Gas Co.                   36,861,962
  500,000   Energen Corp.                             12,062,500
  417,900   Enron Corp.                               15,932,437
  599,700   Enron Oil & Gas Co.                       14,392,800
3,272,300   ENSERCH Corp.                             53,174,875
1,500,000   Equitable Resources, Inc.                 46,875,000
  690,300   KN Energy, Inc.                           20,104,987
  703,600   MCN Corporation                           16,358,700
  810,600   NICOR Inc.                                22,291,500
3,148,000   Noram Energy Corporation                  27,938,500
  700,000   Oryx Energy Co.(a)                         9,362,500
3,544,300   Pacific Enterprises                      100,126,475
4,722,800   Panhandle Eastern Corp.                  131,648,050
  117,600   Providence Energy Corp.                    1,999,200
1,880,400   Questar Corp.                             62,993,400
4,177,100   Sonat, Inc.                              148,809,187
  205,400   Southwest Gas Corporation                  3,620,175
  802,500   Talisman Energy, Inc. (Canada)(a)         16,247,023
  857,700   Tejas Power Corp.(a)                       7,826,513
7,700,000   TransCanada Pipelines, Ltd.
               (Canada)                              106,513,375
2,200,000   Westcoast Energy, Inc.                    32,175,000
2,932,341   Williams Cos., Inc.                      128,656,461
  161,150   Yankee Energy System, Inc.                 4,069,038
                                                 ---------------
                                                   1,397,720,026
------------------------------------------------------------
Realty Investment Trust--0.5%
   31,200   Charles E. Smith Residential
               Realty, Inc.                              737,100
  700,000   Equity Residential Property Trust         21,437,500
                                                 ---------------
                                                      22,174,600
------------------------------------------------------------
Transportation--0.5%
  310,800   Flughafen Wien AG (Austria)(a)            20,909,622
                                                 ---------------
            Total common stocks
               (cost $3,028,784,679)               3,830,242,502
                                                 ---------------
PREFERRED STOCKS--0.2%
------------------------------------------------------------
Electric Power
  440,000   KENETECH Corp., Convertible, $2.18   $       742,500
------------------------------------------------------------
Natural Gas--0.2%
   48,442   Columbia Gas System, Inc.(a),
               7.89%                                   1,162,608
  298,200   Enron Corp., 6.25%                         7,156,800
                                                 ---------------
                                                       8,319,408
                                                 ---------------
            Total preferred stocks
               (cost $15,635,793)                      9,061,908
                                                 ---------------
Principal
Amount
(000)
BONDS--3.7%
------------------------------------------------------------
Electric Power--1.0%
$   5,000   Arkansas Power & Light Co.,
               10.00%, 2/1/20                          5,385,500
   10,000   Cincinnati Gas & Electric Co.,
               10.20%, 12/1/20                        10,575,100
   10,000   Cleveland Electric Illumination
               Co.,
               9.375%, 3/1/17                          9,965,500
   10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21                           9,558,000
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21                           5,893,300
                                                 ---------------
                                                      41,377,400
------------------------------------------------------------
Natural Gas--2.7%
   20,000   Arkla, Inc.,
               10.00%, 11/15/19                       22,200,000
            Burlington Resources, Inc.,
   10,000   8.50%, 10/1/01                            11,173,800
   15,000   9.125%, 10/1/21                           19,060,200
            Coastal Corp.,
    5,000   8.125%, 9/15/02                            5,468,850
   15,000   9.625%, 5/15/12                           18,019,350
            Columbia Gas System, Inc.,
    1,731   6.39%, 11/28/00                            1,757,363
    1,730   6.61%, 11/28/02                            1,761,330

-------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal
Amount
(000)        Description                       Value (Note 1)
------------------------------------------------------------
Natural Gas (cont'd.)
            Columbia Gas System, Inc.,
$   1,730   6.80%, 11/28/05                       $     1,779,461
    1,730   7.05%, 11/28/07                             1,772,160
    1,730   7.32%, 11/28/10                             1,765,863
    1,730   7.42%, 11/28/15                             1,755,171
    1,730   7.62%, 11/28/25                             1,761,123
            Oryx Energy Co.,
    2,000   9.50%, 11/1/99                              2,151,260
    1,000   7.50%, 5/15/14                                915,000
   15,000   Williams Cos., Inc.,
            8.875%, 9/15/12                            17,502,750
                                                  ---------------
                                                      108,843,681
                                                  ---------------
            Total bonds
               (cost $136,534,522)                    150,221,081
                                                  ---------------
            Total long-term investments
               (cost $3,180,954,994)                3,989,525,491
SHORT-TERM INVESTMENT--1.8%
------------------------------------------------------------
Repurchase Agreement
   74,293   Joint Repurchase Agreement Account,
               5.85%, 1/2/96
               (cost $74,293,000; Note 5)              74,293,000
                                                  ---------------
------------------------------------------------------------
Total Investments--99.9%
            (cost $3,255,247,994; Note 4)           4,063,818,491
            Other assets in excess of
               liabilities--0.1%                        3,507,666
                                                  ---------------
            Net Assets--100%                      $ 4,067,326,157
                                                  ---------------
                                                  ---------------

---------------
(a) Non-income producing securities.
(b) Issuer in bankruptcy.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Statement of Assets and Liabilities                     PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$3,255,247,994).............................................................
    $ 4,063,818,491
Foreign currency, at value (cost
$532,102)..............................................................
       531,233
Cash.........................................................................
 ...........................               109,023
Dividends and interest
receivable...................................................................
 ....            13,231,641
Receivable for Fund shares
sold.........................................................................
           2,176,870
Prepaid expenses and other
assets.......................................................................
              85,603

                               -----------------
   Total
assets.......................................................................
 ..................         4,079,952,861

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
           7,606,719
Distribution fee
payable......................................................................
 ..........             2,338,689
Management fee
payable......................................................................
 ............             1,391,297
Accrued expenses and other
liabilities..................................................................
             906,209
Withholding taxes
payable......................................................................
 .........               383,790

                               -----------------
   Total
liabilities..................................................................
 ..................            12,626,704

                               -----------------
Net
Assets.......................................................................
 .......................       $ 4,067,326,157

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......       $     4,121,125
   Paid-in capital in excess of
par.....................................................................
  3,046,198,190

                               -----------------

                                  3,050,319,315
   Undistributed net investment income (includes equalization of
$193,553,721)..........................           194,184,073
   Accumulated net realized gain on
investments.........................................................
 14,253,475
   Net unrealized appreciation on investments and foreign
currencies....................................           808,569,294

                               -----------------
Net assets, December 31,
1995...........................................................................
     $ 4,067,326,157

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($1,708,791,565 / 173,129,788 shares of common stock issued and
outstanding)......................                $ 9.87
   Maximum sales charge (5.00% of offering
price).......................................................
 .52
   Maximum offering price to
public.....................................................................
            $10.39
Class B:
   Net asset value, offering price and redemption price per share
      ($2,355,079,466 / 238,632,583 shares of common stock issued and
outstanding)......................                $ 9.87
Class C:
   Net asset value, offering price and redemption price per share
      ($3,455,126 / 350,099 shares of common stock issued and
outstanding)..............................                $ 9.87

-------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1995
Income
   Dividends (net of foreign withholding
      taxes of $5,079,298)...............     $ 135,739,282
   Interest..............................        20,165,682
                                            -----------------
      Total income.......................       155,904,964
                                            -----------------
Expenses
   Distribution fee--Class A.............         3,600,013
   Distribution fee--Class B.............        24,499,634
   Distribution fee--Class C.............            21,813
   Management fee........................        15,997,525
   Transfer agent's fees and expenses....         6,351,000
   Reports to shareholders...............         1,100,000
   Custodian's fees and expenses.........           625,000
   Registration fees.....................           175,000
   Insurance.............................           125,000
   Legal fees............................            70,000
   Audit fee.............................            62,000
   Directors' fees.......................            45,000
   Miscellaneous.........................            22,787
                                            -----------------
      Total expenses.....................        52,694,772
                                            -----------------
Net investment income....................       103,210,192
                                            -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions...............        98,806,463
   Foreign currency transactions.........            82,652
                                            -----------------
                                                 98,889,115
                                            -----------------
Net change in unrealized appreciation/depreciation on:
   Investments...........................       673,309,709
   Foreign currencies....................           (11,022)
                                            -----------------
                                                673,298,687
                                            -----------------
Net gain on investments and foreign
   currencies............................       772,187,802
                                            -----------------
Net Increase in Net Assets Resulting from
Operations...............................     $ 875,397,994
                                            -----------------
                                            -----------------

PRUDENTIAL UTILITY FUND
Statement of Changes in Net Assets

Increase (Decrease)                  Year Ended December 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $  103,210,192    $  118,842,157
   Net realized gain on
      investments..............      98,889,115       138,119,307
   Net change in unrealized
      appreciation/depreciation
      of investments...........     673,298,687      (647,224,068)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     875,397,994      (390,262,604)
                                 --------------    --------------
Net equalization debits........    (164,415,069)      (57,041,187)
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................     (51,342,292)       (9,948,533)
      Class B..................     (55,339,423)     (105,699,604)
      Class C..................         (56,691)           (7,937)
                                 --------------    --------------
                                   (106,738,406)     (115,656,074)
                                 --------------    --------------
   Distributions from net
      realized capital gains
      Class A..................     (32,215,260)      (10,711,271)
      Class B..................     (44,539,060)     (150,769,531)
      Class C..................         (61,682)          (22,563)
                                 --------------    --------------
                                    (76,816,002)     (161,503,365)
                                 --------------    --------------
   Distributions in excess of
      net realized gains
      Class A..................              --          (501,648)
      Class B..................              --        (7,061,091)
      Class C..................              --            (1,057)
                                 --------------    --------------
                                             --        (7,563,796)
                                 --------------    --------------
Fund share transactions (net of
   share conversion) (Note 5)
   Proceeds from shares sold...     280,270,137       467,562,860
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     158,587,981       237,969,009
   Cost of shares reacquired...    (680,035,423)   (1,284,670,198)
                                 --------------    --------------
   Net decrease in net assets
      from Fund share
      transactions.............    (241,177,305)     (579,138,329)
                                 --------------    --------------
Total increase (decrease)......     286,251,212    (1,311,165,355)
Net Assets
Beginning of year..............   3,781,074,945     5,092,240,300
                                 --------------    --------------
End of year....................  $4,067,326,157    $3,781,074,945
                                 --------------    --------------
                                 --------------    --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.
7

Notes to Financial Statements                           PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------
Prudential Utility Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek high current income and moderate capital appreciation. The Fund seeks to achieve this objective by investing primarily in
equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. The ability of issuers of certain debt securities held by the Fund to
meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreements with U.S. financial institutions, it is
the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.
Net realized gains on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
8

Notes to Financial Statements                           PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of shares of common stock, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $82,652 and decrease accumulated net realized gain on investments by $82,652 for realized foreign currency gains during the fiscal year ended December 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (``PIC''), PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B and Class C shares of the Fund. The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $633,300 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the year ended December 31, 1995, it received approximately $6,658,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1995, the Fund incurred fees of approximately $5,026,000 for the services of PMFS. As of December 31, 1995, approximately $397,000 of such fees were due to PMFS. Transfer agent fees and expenses
-------------------------------------------------------------------------------

Notes to Financial Statements                           PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------
in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
For the year ended December 31, 1995, PSI earned approximately $88,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995, were $540,457,330 and $949,821,849, respectively.
The federal income tax basis of the Fund's investments at December 31, 1995 was $3,260,660,291 and, accordingly, net unrealized appreciation for federal income tax purposes was $803,158,200 (gross unrealized appreciation--$932,123,889; gross unrealized depreciation--$128,965,689).
The Fund elected to treat approximately $117,800 of net currency losses incurred during the two month period ended December 31, 1995 as having occurred in the following fiscal year. The Fund also elected to treat approximately $6,919,000 of net capital losses and approximately $11,800 of net currency losses incurred during the two month period ended December 31, 1994 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund had a 6.4% undivided interest in the joint account. The undivided interest for the Fund represents $74,293,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.
Morgan Stanley & Co., Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 2 billion shares of $.01 par value per share common stock authorized which consists of 566,666,666 shares of Class A common stock, 866,666,667 shares of Class B common stock and 566,666,667 shares of Class C common stock. Transactions in shares of common stock for the fiscal years ended December 31, 1995 and 1994 were as follows:


Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    11,312,376    $   101,904,762
Shares issued in reinvestment of
  dividends and distributions...     8,160,648         75,788,292
Shares reacquired...............   (35,079,569)      (318,002,985)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,606,545)      (140,309,931)
Shares issued upon conversion
  from Class B..................   158,049,642      1,361,629,436
                                  ------------    ---------------
Net increase in shares
  outstanding...................   142,443,097    $ 1,221,319,505
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1994:
Shares sold.....................     9,835,226    $    90,667,332
Shares issued in reinvestment of
  dividends and distributions...     2,285,997         19,666,231
Shares reacquired...............   (16,079,665)      (148,287,334)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (3,958,442)   $   (37,953,771)
                                  ------------    ---------------
                                  ------------    ---------------

-------------------------------------------------------------------------------
10

Notes to Financial Statements                           PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    21,935,982    $   175,662,021
Shares issued in reinvestment of
  dividends and distributions...     9,776,000         82,690,917
Shares reacquired...............   (61,783,220)      (361,503,031)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (30,071,238)      (103,150,093)
Shares reacquired upon
  conversion into Class A.......  (158,409,384)    (1,361,629,436)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................  (188,480,622)   $(1,464,779,529)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1994:
Shares sold.....................    44,735,679    $   376,053,154
Shares issued in reinvestment of
  dividends and distributions...    28,031,504        218,274,190
Shares reacquired...............  (136,533,323)    (1,136,361,083)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (63,766,140)   $  (542,033,739)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Year ended December 31, 1995:
Shares sold.....................       300,880    $     2,703,354
Shares issued in reinvestment of
  dividends and distributions...        11,542            108,772
Shares reacquired...............       (57,613)          (529,407)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       254,809    $     2,282,719
                                  ------------    ---------------
                                  ------------    ---------------
August 1, 1994* through
  December 31, 1994:
Shares sold.....................        94,343    $       842,374
Shares issued in reinvestment of
  dividends and distributions...         3,437             28,588
Shares reacquired...............        (2,490)           (21,781)
                                  ------------    ---------------
Net increase in shares
  outstanding...................        95,290    $       849,181
                                  ------------    ---------------
                                  ------------    ---------------

---------------
* Commencement of offering of Class C shares.
-------------------------------------------------------------------------------

Financial Highlights                                    PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

                                                                       Class A

--------------------------------------------------
                                                               Year Ended
December 31,

--------------------------------------------------
                                                   1995       1994       1993
     1992       1991
                                                  ------     ------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 8.27     $ 9.72     $ 8.97
   $ 8.72     $ 7.63
                                                  ------     ------     ------
   ------     ------
Income from investment operations
Net investment income.........................       .30        .31        .33
      .38        .39
Net realized and unrealized gains (losses) on
   investment and foreign currency
   transactions...............................      1.79      (1.06)      1.12
      .45       1.10
                                                  ------     ------     ------
   ------     ------
   Total from investment operations...........      2.09       (.75)      1.45
      .83       1.49
                                                  ------     ------     ------
   ------     ------
Less distributions
Dividends from net investment income..........      (.30)      (.32)      (.29)
    (.34)      (.39)
Distributions from net realized gains.........      (.19)      (.36)      (.41)
    (.24)      (.01)
Distributions in excess of net realized
   gains......................................        --       (.02)        --
       --         --
                                                  ------     ------     ------
   ------     ------
   Total distributions........................      (.49)      (.70)      (.70)
    (.58)      (.40)
                                                  ------     ------     ------
   ------     ------
Net asset value, end of year..................    $ 9.87     $ 8.27     $ 9.72
   $ 8.97     $ 8.72
                                                  ------     ------     ------
   ------     ------
                                                  ------     ------     ------
   ------     ------
TOTAL RETURN(a)...............................     25.74%     (7.89)%    16.28%
    9.88%     19.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).............    $1,709     $  254     $  337
   $  201     $  111
Average net assets (000,000)..................    $1,440     $  294     $  287
   $  149     $   85
Ratios to average net assets:
   Expenses, including distribution fees......       .88%      .88%        .80%
     .81%       .87%
   Expenses, excluding distribution fees......       .63%      .63%        .60%
     .61%       .67%
   Net investment income......................      3.12%     3.37%       3.16%
    4.14%      4.69%
For Class A, B and C shares:
   Portfolio turnover rate....................        14%       15%         24%
      24%        38%
   Average commission rate paid per share.....    $.0302        N/A        N/A
      N/A        N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
-------------------------------------------------------------------------------
12                                           See Notes to Financial Statements.

Financial Highlights                                    PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

                                                                       Class B
                           Class C

--------------------------------------------------     ------------
                                                               Year Ended
December 31,                    Year Ended

--------------------------------------------------     December 31,
                                                   1995       1994       1993
     1992       1991          1995
                                                  ------     ------     ------
   ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 8.26     $ 9.69     $ 8.96
   $ 8.71     $7.638      $     8.26
                                                  ------     ------     ------
   ------     ------     ------------
Income from investment operations
Net investment income.........................       .22        .24        .24
      .31        .32             .22
Net realized and unrealized gains (losses) on
   investment and foreign currency
   transactions...............................      1.80      (1.05)      1.12
      .46       1.10            1.80
                                                  ------     ------     ------
   ------     ------     ------------
   Total from investment operations...........      2.02       (.81)      1.36
      .77       1.42            2.02
                                                  ------     ------     ------
   ------     ------     ------------
Less distributions
Dividends from net investment income..........      (.22)      (.24)      (.22)
    (.28)      (.33)           (.22)
Distributions from net realized gains.........      (.19)      (.36)      (.41)
    (.24)      (.01)           (.19)
Distributions in excess of net realized
   gains......................................        --       (.02)        --
       --         --              --
                                                  ------     ------     ------
   ------     ------     ------------
   Total distributions........................      (.41)      (.62)      (.63)
    (.52)      (.34)           (.41)
                                                  ------     ------     ------
   ------     ------     ------------
Net asset value, end of period................    $ 9.87     $ 8.26     $ 9.69
   $ 8.96     $ 8.71      $     9.87
                                                  ------     ------     ------
   ------     ------     ------------
                                                  ------     ------     ------
   ------     ------     ------------
TOTAL RETURN(a)...............................     24.80%     (8.51)%    15.27%
    9.02%     19.01%         24.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...........    $2,355     $3,526     $4,756
   $3,438     $2,818      $    3,455(d)
Average net assets (000,000)..................    $2,450     $4,152     $4,308
   $3,027     $2,529      $    2,181(d)
Ratios to average net assets:
   Expenses, including distribution fees......      1.63%      1.63%      1.60%
    1.61%      1.67%          1.63%
   Expenses, excluding distribution fees......       .63%       .63%       .60%
     .61%       .67%           .63%
   Net investment income......................      2.37%      2.62%      2.36%
    3.34%      3.89%          2.37%
                                                 August 1,
                                                  Through
                                                December 31,
                                                    1994
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $     9.30
                                                ------------
Income from investment operations
Net investment income.........................          .11
Net realized and unrealized gains (losses) on
   investment and foreign currency
   transactions...............................         (.69)
                                                ------------
   Total from investment operations...........         (.58)
                                                ------------
Less distributions
Dividends from net investment income..........         (.13)
Distributions from net realized gains.........         (.31)
Distributions in excess of net realized
   gains......................................         (.02)
                                                ------------
   Total distributions........................         (.46)
                                                ------------
Net asset value, end of period................   $     8.26
                                                ------------
                                                ------------
TOTAL RETURN(a)...............................        (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...........   $      787(d)
Average net assets (000,000)..................   $      433(d)
Ratios to average net assets:
   Expenses, including distribution fees......         1.70%(b)
   Expenses, excluding distribution fees......          .70%(b)
   Net investment income......................         2.65%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are rounded to the nearest thousand.
-------------------------------------------------------------------------------
See Notes to Financial Statements.                                           13

Report of Independent Accountants                       PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 28, 1996


Tax Information                                         PRUDENTIAL UTILITY FUND
-------------------------------------------------------------------------------

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1995) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 1995.

During 1995, the Fund paid dividends of $.489 per Class A share, $.409 per Class B share and $.409 per Class C share. Of these amounts, $.167 per Class A, B and C shares represent distributions from long-term capital gains and is taxable as such. The remaining $.322 per Class A share, $.242 per Class B share and $.242 per Class C share represent dividends from ordinary income (net investment income and short-term capital gains). Further, we wish to advise you that 100% of the ordinary income dividends paid in 1995 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
-------------------------------------------------------------------------------
14

Getting
The Most
From Your
Prudential
Mutual
Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows hat markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

--Prudential Utility Fund, Inc.                      ==S&P 500 Index

The Prudential Utility Fund and the S&P 500 Index:
Comparing a $10,000 Investment.

Average Annual
Total Returns
-------------------
With Sales Load
9.2% Since Inception
11.0% for 5 Years
19.5% for 1 Year
                                                Class A
                                                (GRAPH)
Without Sales Load
10.1% Since Inception
12.2% for 5 Years
25.7% for 1 Year

Average Annual
Total Returns
--------------------
With Sales Load
16.1% Since Inception
12.5% for 10 Years
11.2% for 5 Years
19.8% for 1 Year
                                                Class B
                                                (GRAPH)
Without Sales Load
16.1% Since Inception
12.5% for 10 Years
11.3% for 5 Years
24.8% for 1 Year

Average Annual
Total Returns
-----------------
With Sales Load
11.8% Since Inception
23.8% for 1 Year
                                                Class C
                                                (GRAPH)
Without Sales Load
11.8% Since Inception
24.8% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Utility Fund (Class A, Class B and Class C) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for class B shares, and subsequent account values at the end of this reporting period (December 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Thomas R. Anderson
Robert R. Fortune
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas A. Owens, Jr.
Richard A. Redeker
Merle T. Welshans

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10044

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743911208  MF105E
743911109  Cat. #4444523
743911307